                                                                    Exhibit 10.2

                   AMENDMENT TO DESIGN AND LICENSE AGREEMENT
                   -----------------------------------------

THIS AMENDMENT is made and entered into this 8th day of March 1996 by and between:

          MOSAID Technologies Incorporated, a corporation incorporated and existing under the laws of Ontario and having its head office and principal place of business at 2171 McGee Side Road, Carp, in the Township of West Carleton, Ontario, Canada KOA 1LO, and a mailing address at P.O. Box 13579, Kanata, Ontario, Canada, K2K 1X6 (hereinafter referred to as "MOSAID");

     and

          LANSTAR Semiconductor Corporation, A Texas corporation with its registered head office at 2501 Avenue J, Suite 125, Arlington, Texas, USA 76006 (hereinafter referred to as "LANSTAR");

RECITALS
--------

WHEREAS LANSTAR and MOSAID have entered into a DESIGN AND LICENSE AGREEMENT, dated July 27th 1995 (hereinafter referred to as "the Agreement") with respect to the engineering design of a 4 Megabit Dynamic Random Access Memory (DRAM) chip in x1 and x4 format; and

WHEREAS LANSTAR desires for MOSAID to modify the Agreement to modify the terms of payment of Non-Recurring Engineering fees and the terms by which MOSAID may purchase wafer output from LANSTAR; and

WHEREAS LANSTAR and MOSAID are willing to modify the Agreement as described herein;

NOW, THEREFORE the parties agree as follows:

1.0 Clause 3.9.1 and 3.9.2 of the agreement are hereby amended and replaced as follows:

         3.9.1 LANSTAR grants to MOSAID the right, but MOSAID has no obligation, to purchase from LANSTAR for resale by MOSAID up to 10% of the monthly wafer output or finished packaged and tested DRAMs that may be produced by LANSTAR through third party facilities or in any facilities owned in whole or in part by LANSTAR at the cost of manufacture plus and amount of ton (10%) percent. it is expressly agreed that the manufacturing cost shall be calculated inclusive of all license and/or royalties paid or payable.


    rev 1.0

2.0 Schedule "C' of the agreement is hereby amended and replaced as follows:

      The following are the installments of the Fee payable to MOSAID by LANSTAR upon the achievement of each of the following Milestones. LANSTAR will provide MOSAID with a participation of one percent (1 %) of LANSTAR's net revenues (gross less returns and non-payments) from all sources, paid monthly up to a maximum of $350,000 which represents the balance of the "Fees" required to be paid in accordance with paragraph 2.8 of the current Design and Licensing Agreement.


         MILESTONE                                             INSTALLMENT OF FEE
    1.   Execution of this Agreement                          $150,000 U.S. (received)

             BALANCE OF PAYMENTS                               LANSTAR FORECAST
                                                              (attached)

    2. MOSAID participation payment (Mar/Apr-96)              $ 40,000 U.S.
    3. MOSAID participation payment (Apr/May-96)              $ 60,000 U.S.
    4. MOSAID participation payment (May/Jun-96)              $ 80,000 U.S.
    5. MOSAID participation payment (Jun/Jul-96)              $100,000 U.S.
    6. MOSAID participation payment (Jul/Aug-96)              $ 70,000 U.S.

3.0  CONFIRMATION OF REMAINING PROVISIONS

    Both parties understand and agree that all other provisions of the Agreement shall continue unamended in full force and effect.

    IN WITNESS WHEREOF, the parties have executed this Agreement by their respective, duly authorized officers on the dates indicated below.

MOSAID Technologies Incorporated               LANSTAR Semiconductor Corporation
an Ontario corporation                         a Texas corporation

    By:                                         By:
    Title: Vice President                       Title:  President

    Name:  lain H. Scott                        Name:   Maxie Smith

    Date:  8 March 1996                         Date:    14 March 1996


LANSTAR SEMICONDUCTOR INC.                  MOSAID PARTICIPATION STUDY                                      CONFIDENTIAL

------------------------------------------------------------------------------------------------------------------------------------

         MONTH                  MAR/APR            APR/MAY            MAY/JUN           JUN/JUL            JUL/AUG         CUM
------------------------------------------------------------------------------------------------------------------------------------

         ($'S IN 000)
------------------------------------------------------------------------------------------------------------------------------------

LANSTAR
REVENUE-
PRIVATE
LABEL/4MEG
& 16MEG                             $4,000             $6,000            $8,000           $10,000           $12,0000       $40,000
------------------------------------------------------------------------------------------------------------------------------------


LANSTAR/MOSAID
REVENUE-4MEG                            $0                 $0                $0                $0                 $0            $0
------------------------------------------------------------------------------------------------------------------------------------


PARTICIPATION
1%-BASED ON                        *NOTE
MOSAID
CERTIFICATE OF
PARTICIPATION                          $40                $60               $80              $100               $120          $400
------------------------------------------------------------------------------------------------------------------------------------


PARTICIPATION
1.5% BASED ON
MOSAID 4MEG                             $0                $0                 $0                $0                 $0            $0

------------------------------------------------------------------------------------------------------------------------------------

           * NOTE: GUARANTEED MINIMUM PAYMENT OF 20K BY END OF APRIL